SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche European Equity Fund

The following disclosure replaces similar disclosure contained in the “Management process” sub-heading of the “PRINCIPAL INVESTMENT STRATEGY” sections of the summary section and “Fund Details” section of the fund's prospectus.

Management process. Portfolio management uses an active bottom-up investment philosophy by seeking to identify companies that portfolio management believes have above-average earnings potential relative to the market or their respective peer group as well as companies whose earnings appear mispriced by the market. Portfolio management intends to focus on companies that it believes have one or more of the following characteristics, among others:

■	Good market position;
■	Quality management;
■	Strong balance sheet; and
■	Shareholder-focused orientation characterized by alignment of management’s compensation and incentive packages with shareholder interests as well as regular communication with investors.

As part of the management process, members of the portfolio management team frequently meet with company management and/or visit companies being considered by the portfolio management team. Portfolio management believes that company meetings create an important source of information to help portfolio management develop an understanding of a company’s strategy and ability to deliver shareholder value. Portfolio management is supported by a large and experienced team of investment analysts. In identifying potential investments, portfolio management will assess the general outlook for European equities. The key drivers of this outlook are growth, valuation and sentiment. Depending on portfolio management’s outlook for currency markets, portfolio management may, but is not obligated to, utilize forward currency contracts to hedge part or all of the fund’s foreign currency exposure (principally Euro exposure) back into US dollars to seek to minimize the effect of currency fluctuations on the value of the fund’s portfolio.

The following disclosure replaces similar disclosure contained under the “MAIN RISKS” sections of the summary section and “Fund Details” section of the fund's prospectus.

European investment risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most Countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity  and lower economic growth. European countries are significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Britta Weidenbach, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

July 27, 2016
PROSTKR-668

Gerd Kirsten, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Christian Reuter, CEFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Dirk Aufderheide, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” heading of the “FUND DETAILS” section of the fund's prospectus.

Britta Weidenbach, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

■	Head of European Equities: Frankfurt.
■	Joined Deutsche Asset Management in 1999.
■	Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset Management in 2003.
■	Portfolio Manager - European Equities: New York.
■	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Senior Portfolio Manager - European Equities: Frankfurt.
■	Joined Deutsche Asset Management in 2009.
■	Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Portfolio Manager - European Equities: Frankfurt.
■	Joined Deutsche Asset Wealth Management in 1999.
■	Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

Dirk Aufderheide, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Chief Currency Strategist: Frankfurt.
■	Joined Deutsche Asset Management in 1994 with five years of industry experience. Prior to his current role, Dirk served as a trader and broker for exchange traded currency and fixed income derivatives in the Global Markets division. Previously, he was a portfolio manager for money market and currency funds.
■	Completed Bank Training Program (“Bankkaufmann”) at Dresdner Bank; Bankfachwirt from IHK Frankfurt.

Please Retain This Supplement for Future Reference

July 27, 2016
PROSTKR-668

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